SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 4, 1999

Lechters, Inc.
(Exact Name of Registrant as Specified in its Charter)

New Jersey                        0-17870                       13-2821526
(State or Other Jurisdiction      (Commission File Number)      (IRS Employer of
Identification No.)                                             Incorporation)

One Cape May Street, Harrison, NJ 07029-9998
(Address of Principal Executive Offices)

Registrant's telephone number, including area code                (973) 481-1100

Item 5. Other Events.

     On April 22, 1999, the Board of Directors of Lechters, Inc. approved a program to repurchase from time to time up to 1,000,000 shares of Lechters, Inc.'s common stock. A copy of the press release dated May 3, 1999 is attached hereto as Exhibit 99.1.

Item 7. Exhibits

     Ex. 99.1  Press release dated May 3, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                LECHTERS, INC.


Dated:  May 4, 1999                             By:      /s/ James J. Sheppard
                                                Name:    James J. Sheppard
                                                Title:   Sr. Vice President and
                                                         Chief Financial Officer

                                  EXHIBIT INDEX


Item No. 7  Exhibits

     Ex. 99.1 Press release dated May 3, 1999


                                                                    Exhibit 99.1

                                                                    May 3, 1999

                    LECHTERS ANNOUNCES STOCK REPURCHASE PLAN

     HARRISON, NJ - May 3, 1999 - Lechters, Inc. (NASDAQ:LECH), the nation's largest retail chain specializing in housewares and items for the kitchen, today announced that its Board of Directors has authorized the repurchase of up to 1,000,000 shares of the company's Common Stock from time to time in the open market or in unsolicited privately negotiated transactions in accordance with SEC Rule 10b-18.